UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): OCTOBER 29, 2003



                              ATLANTIC SYNERGY, INC
                        ----------------------------------
               (Exact name of Registrant as specified inc charter)



        NEVADA                       000-49724                91-2079553
  -------------------              -------------             -------------
(State or other jurisdiction      (Commission File          (IRS Employer
    of incorporation)                  Number)             Identification No.)



                6 Avenue A, Fort Pierce, FL                  34950
             -------------------------------------          -------
           (Address of principal executive offices)        (Zip Code)



     Registrant's telephone number, including area code: (772) 429-1401

                                       N/A
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

Between October 29 and November 7, 2003, Atlantic Synergy, Inc. ("ASGY"), formerly TerenceNet, Inc., disposed of 50,000 shares (cost basis of $0.1325/share) of TVI Corporation ("TVIN") common stock, via a series of open market transactions, at an aggregate price of $1.662 per share for net proceeds of $76,475.00.

                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ATLANTIC SYNERGY, INC


                                            By:    /s/ Terence Channon
                                                  -----------------------
                                            Name:   Terence Channon
                                            Title:  Chief Executive Officer
                                            Date:   November 10, 2003
































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